Stifel 2019 Transportation & Logistics Joe Hete Conference President & CEO Miami, FL Rich Corrado February 13, 2019 The global leader in midsize wide-body COO leasing and operating solutions

Cautionary Statement Regarding Forward-Looking Statements Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that are inherently difficult to predict. Words such as “projects,” “believes,” “anticipates,” “will,” “estimates,” “plans,” “expects,” “intends” and similar words and expressions are intended to identify forward-looking statements. These forward-looking statements are based on expectations, estimates and projections as of the date of this presentation and address activities events or developments that we expect, believe or anticipate will or may occur in the future. Although we believe our estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. We caution all readers that the forward- looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that those statements will be realized or the forward-looking events and circumstances will occur. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in market demand for our assets and services; our operating airlines' ability to maintain on-time service and control costs; the cost and timing with respect to which we are able to purchase and modify aircraft to a cargo configuration; fluctuations in ATSG's traded share price, which may result in mark-to-market charges on certain financial instruments; the number, timing and scheduled routes of our aircraft deployments to customers, uncertainty of the expected financial performance of the combined company following completion of the Omni Air acquisition; failure to realize the anticipated benefits of the acquisition; difficulties and delays in achieving synergies of the combined company; inability to retain key personnel; changes in general economic and/or industry specific conditions; and other factors (including those listed under the heading “Risk Factors”) that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this presentation. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. 2

ATSG at a Glance – Before Omni Acquisition

Business Overview

- ATSG is a leading provider of aircraft leasing and air cargo transportation and related services to domestic and foreign air carriers and other companies that outsource their air cargo lift requirements
- In-service fleet of 73 at 3Q2018: 767s, 757s and 737s
- Key Business Segments:
  - Cargo Aircraft Management (CAM): dry-leasing cargo aircraft
  - ACMI (Aircraft, Crew, Maintenance & Insurance) Services: CMI and ACMI services agreements
  - MRO (Maintenance, Repair & Overhaul) Services: aircraft maintenance and freighter conversion services
- Business segments work in collaboration to deliver holistic operational solutions to customers
- End markets include air cargo transportation and package delivery industries (for both commercial and government entities)
- Founded in 1980 and headquartered in Wilmington, OH, with 3,400 employees

Revenue By Segment[1]


MRO Services
20%
ACMI Services
49%
Other 8%
23%
CAM

Revenue By Customer[1]


DHL
27%
Amazon
29%
10%
34%
Military
Other

Strong Financial Performance ($M)


$619
$769
$1,068
2015
2016
2017
Revenue


$197
$212
$268
$296-
301E
2015
2016
2017
2018E
Adj. EBITDA2

1. Segment revenue before elimination of internal revenues and revenue by customer percentages are calculated based on results for the first nine months of 2018, and exclude Omni.
2. Non-GAAP metric. See table at end of this presentation for reconciliation to nearest GAAP results for Adjusted EBITDA. All references in the presentation to "Adjusted EBITDA" refer to Adjusted EBITDA from Continuing Operations. The 2018E Adjusted EBITDA projection reflects guidance as of the date of ATSG's 3Q 18 earnings call, and excludes Omni Air contributions.

3

2018 Accomplishments  Freighter fleet expansion: Nine Boeing 767-300 freighters entered service in 2018, with eight to ten more 767 freighters due in 2019 based on current commitments. More than 80% of 767s in service at year-end are dry- leased.  New lease customers: Dry-lease deliveries of 767s to Northern Air Cargo, Air Incheon, and SkyTaxi in 2018 expanded lease-customer base. Additional leases also to major customers Amerijet and CargoJet.  Labor agreement reached with ATI pilots: Adds four years and market-competitive terms for pilots flying ATSG’s 767 and 757 aircraft under CMI and ACMI agreements.  Diversifying via Omni acquisition: Adds $400+ million revenue stream and strong cash flow from charter passenger operations for DoD and others, plus Boeing 777 platform, giving ATSG more comprehensive custom solution capabilities.  More feedstock 767s secured: Twenty 767-300s sourced via Jetran from American Airlines fleet to be acquired, converted and leased. Will help ATSG meet strong e-commerce-driven demand for express-network cargo aircraft into 2021, perhaps augmenting Omni’s passenger fleet before conversion.  Agreements with Amazon extended and expanded: Deal provides for ten more 767 leases over two years, or thirty total 767s leased to Amazon by end of 2020. Multi-year lease extensions for twenty existing 767s, and for agreement covering ATSG airlines that operate the aircraft. Additional warrants granted to Amazon to acquire about 33.2% of ATSG shares, and options for more warrants based on additional aircraft leases. 4

ATSG: Bundled Services for Turnkey Solutions

AIRBORNE GLOBAL SOLUTIONS

Omni Air adds passenger service and 777 capability to ATSG's already unique service offerings

Leasing	Cargo CMI-ACMI	Passenger CMI-ACMI	Aircraft Maintenance & Conversion	Other
CAM Cargo Aircraft Management	ABX AIR; ATI Air Transport International	OAI Omni Air International	AIRBORNE Maintenance & Engineering Services; PEMCO World Air Services; 321 Precision Conversions	LGSTX Services, Inc.

Leasing
- Dry Leasing
- Engine Leasing
- Engine PBC Services

Cargo / Passenger CMI-ACMI
- CMI Services
- ACMI Services
- Wet2Dry transitioning
- On-Demand Charter

Aircraft Maintenance & Conversion
- Heavy and Line Maintenance
- Component Services
- Engineering Services
- Passenger to Freighter Conversions
- Boeing and Airbus Capability

Other
- Sort & Gateway Operations
- GSE Leasing
- Facility Services
- MHE Services

In-service Cargo Fleet: 77

Aircraft-YE2018	Count
767-300 Freighter	33
767-200 Freighter	34
757-200 Freighter	4
757-200 Combi	4
737-400 Freighter	2

Passenger Fleet: 13

Aircraft-YE2018	Count
777-200 Passenger	3
767-300 Passenger	7
767-200 Passenger	3

ATSG Customers - Bundled Services Profile

Lessee	Dry Lease	ACMI CMI	Maintenance	Logistics Svcs
Amazon	✈	✈	✈	✈
DHL	✈	✈	✈	✈
Amerijet	✈	✈	✈	
Cargojet	✈		✈	
West Atlantic	✈	✈	✈	
Northern Aviation	✈	✈	✈	✈

5

Omni Air Acquisition Overview

On November 9, ATSG acquired Omni Air, a leading provider of passenger service to the U.S. government and commercial customers

Strategic Overview

- Omni Air International, LLC. is a worldwide provider of passenger airlift operations and transportation services and a leading provider of passenger airlift services to the U.S. Department of Defense (DoD) via the Civil Reserve Air Fleet (CRAF) program
- ATSG and Omni Air, on a combined basis, produced an estimated $1.4 billion of revenue and more than $420 million of Adjusted EBITDA[1] for the twelve-month period ended August 31, 2018
- Invests ATSG capital into growth (13.2% CAGR in Omni Air revenue, FY2016 to FY2018E)
- Expands ATSG's relationship with the DoD while diversifying its revenue base, adding the Boeing 777 platform, and growing the Boeing 767 fleet

Financial Overview

- $845 million cash purchase price, prior to working capital adjustments, inclusive of ~$85 million NPV of tax benefits
  - Adjusting for NPV of tax benefits, purchase multiple is 5.8x LTM August 2018 Adjusted EBITDA
- Omni Air brings more than $430 million of annual revenue to ATSG (trailing 12 months through August 2018); strong operating margins and sustained cash flow
- Potential synergies derived from shared corporate services, aircraft maintenance, and fleet planning
- Exceeds ATSG's investment hurdle and is expected to be accretive to Adjusted EPS[2] starting in 2019.
- The transaction was funded through an expansion of existing term loan debt and utilization of the revolving credit facility. At close, total debt to annual adjusted EBITDA of the combined entity was approximately 3.4 times.

1. Adjusted EBITDA is a non-GAAP financial measure. See slide 16 for reconciliation to GAAP.
2. Adjusted EPS is a non-GAAP financial measure defined as ATSG's GAAP Earnings Per Share excludes transaction-related costs (amortization), effects of Amazon warrants, and the company's share of the A321 joint venture development costs.

6

Omni Air - Key Opportunities Highly Complementary Business Combination 1H18 ATSG Revenue Mix  Strong financial profile with stable revenue base, attractive margins and excellent recurring cash flow generation DHL  Customer revenue diversification and expansion of DoD Other 28% relationship. DoD accounts for about 70% of Omni revenue 32%  Strategically reinvesting strong cash flows into growth opportunities Amazon DoD 29%  Immediate scale into passenger transport with 767 and 777 11% operations  Potential addition of cargo capability at Omni Air 1  Minimal fuel price exposure for either entity 1H18 Pro Forma Revenue Mix  Collective bargaining agreements recently amended with both pilots and flight attendants; through March 2022 and November 2022, respectively DHL  Other 18% Longer term, potential pipeline for 767 conversion feedstock 30%  Highly experienced management team, similar culture Amazon 19%  Immediately accretive to ATSG’s Adjusted EPS in 2019 DoD 33% 1. Reported 2018 six-month revenues for ATSG and Omni Air 7

Combined Fleets at Year End 2018

77 Operating Cargo Aircraft

Boeing 767-300F – 33 in service


Prime Air


DHL

- Twenty-eight dry-leased to DHL, Amazon, NAC, Amerijet, Air Incheon, Cargojet, 6-10 yr. terms
- Four more deployed in 4Q2018

Boeing 767-200F – 34 in service



- Twenty-nine dry-leased to Amazon, DHL, Amerijet, Cargojet, SkyTaxi, Raya, West Atlantic, 3-7 year terms

Boeing 757s – 8 in service


ATI

- Four 757-200 combis under ACMI agreements with U.S. Military, four 757-200Fs under ACMI agreements with DHL

Boeing 737-400Fs – 2 in service



- Two dry leased to West Atlantic, 5-year term

13 Operating Passenger Aircraft

Boeing 767-300P – 7 in service



- Commercial, DoD, and U.S. and allied governments

Boeing 767-200P – 3 in service



- Commercial ACMI/Charter, DoD

Boeing 777-200P – 3 in service



- Commercial ACMI/Charter, DoD

8

Focused on the Converted Freighter Growth Opportunity E-Commerce Market Demand Favors Lower-Investment Converted Midsize & Standard Freighters Global Retail E-commerce ATSG Fleet Sales $ Trillions Global Freighter Deliveries In Service 2018-2037 Converted 4.9 Wide-body Narrow & Boeing 767F 4.1 63% Medium Converted Wide-body Converted Total E-Commerce 3.5 Narrow-body 2.8 Boeing 737F (PEMCO Conversions) 2.3 +2,650 17.5% Boeing 757F & Combi 1.8 15.5% deliveries 13.7% Under Development 1.5 11.9% 10.2% Converted 8.6% Narrow-body 7.4% E-commerce share/Total Retail 37% Narrow & Boeing 737-700 Wide-body 2015 2016 2017 2018E 2019E 2020E 2021E New Airbus A321-200 Source: Source: Boeing Commercial Market Outlook-2018 Statista.com 9

Other Businesses

MRO Services

- 6 large hangars, 600,000+ sq. ft. in OH & FL
- Airframe maintenance & component services
- Narrowbody / widebody support of Boeing, Airbus & regional aircraft types
- Established relationships with major carriers in U.S. and abroad
- Contracts with Delta, American & Frontier for fleet maintenance



Aircraft MRO Market
Total Spending 2018-2038
$295B
$160B
Line
Hangar
Source: Boeing Services Market Outlook 2018-2037

P-to-F Conversions



321 PRECISION CONVERSIONS
AIRBUS

PEMCO

- Pax to Freighter 737 Conversions: -300s, -400s
- 70% China market share in B737s
- B737-700 Next Gen P-to-F under development

Precision Joint Venture

- Developing for Airbus A321 supplemental type certificate
- B757 capacity, B737 efficiency
- Projecting STC approval in 1H2020
- Prospects: CAM, other carriers

Other Activities



LGSTX
Services, Inc.

- Ongoing ground support for selected Amazon gateway facilities in U.S.
- Ground support equipment leasing
- Facility support services
- MHE service
- More than 400 locations worldwide



Cargo Operations Market
Total Spending 2018-2038
$400B
Source: Boeing Services Market Outlook 2018-2037

- Acquired TriFactor Distribution Solutions 2/1/19
- Adds material handling support and engineering design services to LGSTX solution set

10

Joint Venture for A321 Freighter Conversion The A321 will leverage ATSG’s multi-service freighter aircraft solutions, including converting, leasing, operating and maintaining the aircraft Joint Venture  CAM partnered with Precision Aircraft Solutions in 2017 to form a new joint venture, 321Precision Conversions  Precision is the market leader in converting 757 aircraft  CAM is the second largest freighter lessor in the world  CAM and Precision have had a long-term relationship through Boeing 757 freighter conversions Airbus A321  Largest new generation narrow-body freighter  More than 1,400 A321 passenger aircraft in service  Economics similar to the smaller 737-800  Cube space commensurate with the 757-200 but with lower operating cost Timeline   Will compete effectively in 10-15 pallet segment with superior 321 Precision began work on the project in 2016 cube economics  Projecting STC approval by FAA 1H2020  Target aircraft for the fastest growing segment in the industry –  Anticipate deployments into CAM-leased ATSG fleet e-commerce and integrators 11

Long-term Relationships with Key Customers U.S. Government / Department of Defense  Leading CRAF provider of passenger airlift services to the U.S. DoD, leader of CRAF Patriot team  Charter passenger service to other government agencies, including Dept. of Homeland Security, Immigration & Customs Enforcement  ATI: B757 Combi service to military for 20+ years, contracted through December 2021 Amazon  CAM provides 20 dedicated leased 767s for Amazon’s proprietary domestic express network  ABX and ATI airlines operate and AMES maintains 767s in Amazon network  LGSTX Services provides gateway services  Amazon support began Fall 2015 with trial network. Extended in December 2018 to at least 30 aircraft by end of 2020  Amazon holds warrants for purchase of ~33.2% of ATSG shares; warrant incentives tied to additional aircraft leases DHL  Long-term contracts since August 2003  CAM leases sixteen B767 freighter aircraft under long-term and short- term leases  ACMI and CMI agreements to operate B757 and B767 aircraft  Americas Region remains fastest growing region for DHL Express; 3Q 2018 revenues up 12% in Americas ex currency effects 12

Extended and Expanded Amazon Agreement Amazon: “Capacity to quickly and efficiently deliver packages to customers for years to come” Aircraft Leases and Operating Agreement 2016 Agreement 2018 Agreement Twelve Orig. Five-year leases through 2021 Seven-year leases through 2023, 3 year extension option 767-200s Eight Orig. Seven-year leases through 2023-24 Ten-year leases through 2026-27, 3 year extension option 767-300s Ten Added Ten-year leases, five starting 2H 2019; five starting 2H 2020, 767-300s 3 year extension option Additional Amazon may opt to lease up to 17 additional freighters under Lease Options mutually acceptable terms, Jan. 2019 to Jan. 2026 Operating Five years through March 2021 Ten years through March 2026, 3 year extension option Agreement Warrant Agreements 2016 Agreement 2018 Agreement 14.4M warrants vested, with anticipated 0.3M more 14.8M additional warrants issued to Amazon for ten new 767 Warrants warrants to be issued in Sept 2020 to equal to leases, twenty lease and operating agreement extensions to 19.9% of ATSG common shares. increase Amazon’s potential ownership of ATSG from 19.9% Exercise price $9.73; cashless exercise option to approximately 33.2%. Expire March 2021. Exercise price $21.53 per share; cashless exercise option. Expire 7 years from issuance. Option for additional warrants for additional aircraft leases. 13

Components of Debt Structure $millions Principal Balance As of 12/31/2018 Maturity Term loan A-1 $ 56.25 May 2023 Term loan A-2 675.00 May 2023 Revolver* 475.00 May 2023 Convertible** 258.75 Oct 2024 Total Debt* $1,465.00 * Approximately 50% of total debt currently hedged. Revolver, $545 million capacity with $400 million accordion feature ** 1.125% coupon, Oct. 2024 maturity bond hedge, with warrant transaction up 75% to $41.35 per share 14

Conclusion - Investment Highlights Strong Sustainable Cash Flow From Aircraft Lease Portfolio and DoD Contracts Solid Balance Sheet Unmatched Mix of and Cash Flows Services for Cargo, Back Future Growth Passenger Markets Initiatives 767 Feedstock Increased Revenue Secured; Array of Diversification With Aircraft Options: Blue-Chip Customers 737/757/767/777 15 15

Non-GAAP Reconciliation Statement Reconciliation Stmt. ($ in 000s except Ratios) 2015 2016 2017 GAAP Pre-Tax Earnings (Loss) from Cont. Oper. $ 62,563 $ 34,454 $ (6,536) Non-service components retiree benefit costs, net (1,040) 6,815 6,105 Non-consolidating affiliate charges - 1,229 3,135 Lease Incentive Amortization - 4,506 13,986 Financial Instruments Loss (Gain) (920) 18,107 79,789 Interest Income (85) (131) (116) Interest Expense 11,232 11,318 17,023 Depreciation and amortization 125,443 135,496 154,556 Adjusted EBITDA from Cont. Oper. $ 197,193 $ 211,794 $ 267,942  Adjusted EBITDA from Continuing Operations is defined as Earnings from Continuing Operations Before Income Taxes plus net interest expense, depreciation and amortization expense, charges from non-consolidating affiliates, and lease incentive amortization. It excludes the net effect of financial instrument gains and losses, and of non-service components of retiree benefit costs  Adjusted EBITDA from Continuing Operations, Debt Obligations / Adjusted EBITDA Ratio, and Adjusted Pre-Tax Earnings from Continuing Operations are non-GAAP financial measures and should not be considered alternatives to net income or any other performance measure derived in accordance with GAAP. Management uses Adjusted EBITDA from Continuing Operations to assess the performance of its operating results among periods. These measures should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, or as an alternative measure of liquidity 16